UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2006, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), Home123 Corporation, an indirect wholly owned subsidiary of the registrant ("Home123"), and New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC" and, together with NCMC, NC Capital and Home123, the "Sellers"), entered into a Third Amended and Restated Master Repurchase Agreement (the "Third Amended and Restated MRA") with Bank of America, N.A. ("BofA"). The purpose of the Third Amended and Restated MRA was to amend and restate the Second Amended and Restated Master Repurchase Agreement (as amended, the "Second Amended and Restated MRA") among the parties to, among other things, extend the termination date to September 1, 2007 and add two new mortgage products to the Second Amended and Restated MRA. Concurrently, the registrant entered into a Fourth Amended and Restated Guaranty (the "Guaranty"), dated as of September 7, 2006, in favor of BofA in order to guaranty the Sellers’ obligations under the Third Amended and Restated MRA. The Third Amended and Restated MRA and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Third Amended and Restated Master Repurchase Agreement, dated as of September 7, 2006, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Bank of America, N.A.

10.2 Fourth Amended and Restated Guaranty, dated as of September 7, 2006, by and between New Century Financial Corporation and Bank of America, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

September 13, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Third Amended and Restated Master Repurchase Agreement, dated as of September 7, 2006, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Bank of America, N.A.
10.2	Fourth Amended and Restated Guaranty, dated as of September 7, 2006, by and between New Century Financial Corporation and Bank of America, N.A.